UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2018

GSRX INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Nevada	333-141929	14-1982491
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Building No. 3, P.E. 606, int. Jose Efron Ave.

Dorado, Puerto Rico 00646

(Address of principal executive offices) (zip code)

(214) 808-8649

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Copy to:

Darrin M. Ocasio, Esq.

Sichenzia Ross Ference LLP

1185 Avenue of the Americas, 37th Floor

New York, New York 10036

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 31, 2018, GSRX Industries Inc. (the “Company”) issued a press release announcing the Company’s financial and operating results for the third quarter ended September 30, 2018. A copy of the press release is attached hereto as Exhibit 99.01 and is incorporated herein by reference.

The information in this Current Report, including the exhibits hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibit 99.01 shall not be incorporated by reference into any registration statement or other document filed by the Company with the Securities and Exchange Commission, whether made before or after the date of this report, regardless of any general incorporation language in such filing (or any reference to this Current Report on Form 8-K generally), except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

The Company notes that it may from time to time announce material financial and other information to investors using the Company’s investor relations website (https://www.greenspiritrx.com/), SEC filings, press releases, public conference calls and webcasts. In addition to these channels, the Company uses social media to announce information about the Company and other issues. In light of SEC guidance regarding the use of social media channels to disclose material non-public information to investors, The Company notes that in the future it may choose to communicate material information via social media channels, and it is possible that information the Company posts on social media from time to time may be deemed to be material information. Therefore, the Company encourages investors, the media and others interested in the Company to review the information posted from time to time on social media channels. In particular, the Company may post material information from time to time on the following social media channels:

●	GSRX Industries Inc. Website (https://www.greenspiritrx.com/)

●	Spirulinex, LLC Website (https://www.spirulinex.com)

●	Sunset Connect Oakland, LLC Website (https://www.sunsetconnect.co)

●	Spirulinex LLC Instagram (https://www.instagram.com/spirulinex/)

●	Sunset Connect Oakland, LLC Instagram (https://www.instagram.com/sunsetconnect/)

●	The Green Room Instagram (https://www.instagram.com/greenroommendo/)

●	Green Spirit RX (Puerto Rico) Facebook (https://www.facebook.com/GreenSpiritRxPR/)

●	Spirulinex, LLC Facebook (https://www.facebook.com/spirulinex/)

●	The Green Room Facebook (https://www.facebook.com/greenroommendo/)

●	The Green Room – Bud Tender Facebook (https://www.facebook.com/mendobudtender/)

Any updates to the list of social media channels the Company may use to communicate material information will be posted on the investor relations page of our website at (https://ir.greenspiritrx.com/).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
99.01	Press Release, dated October 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSRX INDUSTRIES INC.

Dated: October 31, 2018	By:	/s/ Thomas Gingerich
	Name:	Thomas Gingerich
	Title:	Chief Financial Officer